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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  APRIL 29, 2004
                                                 -------------------------------


                          GENENCOR INTERNATIONAL, INC.
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               (Exact name of registrant as specified in charter)


DELAWARE                               000-31167             16-1362385
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


925 PAGE MILL ROAD, PALO ALTO, CALIFORNIA                    94304
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (650) 846-7500
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          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

         The following exhibit is furnished pursuant to Item 12:

         Exhibit 99.1  -  Press release issued by Genencor International, Inc.
                          on April 29, 2004 regarding its financial results for the first quarter of 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The information contained in this report is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

      On April 29, 2004, Genencor International, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENENCOR INTERNATIONAL, INC.



Dated:  April 29, 2004                    By: /s/   Raymond J. Land
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                                              Raymond J. Land
                                              Senior Vice President
                                              and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit Number   Description
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     99.1        Press release issued by Genencor International, Inc. on April
                 29, 2004 regarding its financial results for the first quarter of 2004.